Exhibit 99.3

                             REIMBURSEMENT AGREEMENT

                REIMBURSEMENT AGREEMENT (this "Agreement") dated as of July 26, 2005, between BLUEFLY, INC., a corporation duly organized and presently existing in good standing under the laws of the State of Delaware with chief executive offices at 42 West 39th Street, New York, New York 10018 ("Borrower"), Quantum Industrial Partners LDC, a Cayman Islands limited duration company ("QIP" or "Account Party"), and Soros Fund Management LLC, a Delaware limited liability company ("SFM").

                              W I T N E S S E T H :

                WHEREAS, Borrower has entered into a Loan and Security Agreement (the "Loan Agreement") with Wells Fargo Retail Finance, LLC. ("Lender"), dated the date hereof, pursuant to which Lender has agreed to make certain credit accommodations as described therein ("Credit Accommodations") to Borrower;

                WHEREAS, QIP has an ownership interest in Borrower and Lender has agreed to increase the Credit Accommodations available to Borrow provided that QIP provides to Lender a standby letter of credit (the "Standby Letter of Credit") to secure in part Borrower's obligations under the Loan Agreement;

                WHEREAS, SFM, as manager of QIP, has agreed to arrange and procure for QIP, and QIP agrees to maintain, the Standby Letter of Credit for the benefit of Lender provided Borrower agrees to (i) reimburse QIP, as the account party under the Standby Letter of Credit, for all draws made under the Standby Letter of Credit by Lender and (ii) pay certain fees to SFM in respect of the Standby Letter of Credit;

                NOW, THEREFORE, for good and valuable consideration, receipt of which has been acknowledged, the parties hereto agree as follows:

                1. Definitions. Unless otherwise defined herein, all terms not defined herein shall have the meaning given them in the Loan Agreement.

                2. Issuance of Standby Letter of Credit. SFM agrees to arrange and procure, and QIP as Account Party agrees to maintain, a Standby Letter of Credit throughout the term of the Loan Agreement for the benefit of Lender, in an amount equal to $2,000,000, for delivery on the Closing Date (as defined in the Loan Agreement). The Standby Letter of Credit shall provide that it can only be drawn by Lender, as beneficiary thereof, upon written certification to the issuer of the Standby Letter of Credit that (a) the amount requested to be drawn under the Letter of Credit equals the amount of Liabilities under the Loan Agreement which Borrower has failed to pay in accordance with the terms of the Loan Agreement, (b) an Event of Default under the Loan Agreement has occurred and is continuing and (c) the applicable notice period as set forth in Section 3.4 of the Loan Agreement has passed from the date of the occurrence of such Event of Default.

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                3.      Reimbursement Obligation; Interest; Obligations
Absolute; Role of QIP.

                        3.1 All amounts paid or incurred by QIP with respect to the Standby Letter of Credit (each such amount referred to as a "Loan" and collectively, as the "Loans") shall be due and payable by Borrower immediately on the day the Standby Letter of Credit has been drawn. The Loans shall bear interest at the Prime Margin Rate (as determined in the Loan Agreement and may change from time to time). If a Loan is repaid on the same day that it is made, one (1) day's interest shall be charged. Interest on all Loans is payable on demand.

                        3.2 The obligation of the Borrower to reimburse QIP for a drawing under the Standby Letter of Credit and to repay any Loans and any other amounts related thereto, and on the date, paid, or incurred by QIP with respect to the Standby Letter of Credit, including all fees, costs, and expenses paid or incurred by QIP to any bank that issues the Standby Letter of Credit, shall be absolute, unconditional, and irrevocable without presentment, demand, protest, or other formalities, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                (a) any lack of validity or enforceability of the Standby Letter of Credit, this Agreement, the Loan Agreement, or any other agreement or instrument relating thereto;

                (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of the Standby Letter of Credit or any other amendment or waiver of, or any consent to departure from, all or any of the Standby Letter of Credit, this Agreement, the Loan Agreement, or any other agreement or instrument relating thereto;

                (c) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of the Standby Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), QIP, or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Standby Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                (d) any draft, demand, certificate or other document presented under the Standby Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Standby Letter of Credit;

                (e) any payment by QIP under the Standby Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of the Standby Letter of Credit, or any payment made by QIP under the Standby Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of the Standby Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other insolvency statute or procedure; or

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                (f)     any other circumstance or happening whatsoever, whether
        or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

                        3.3 The Borrower shall be deemed to have examined a copy of the Standby Letter of Credit and each amendment thereto that is delivered to it and, any claim of noncompliance with the Borrower's instructions or other irregularity shall be conclusively deemed to have been waived by Borrower unless the Borrower immediately notifies QIP of such claim of noncompliance or irregularity.

                        3.4 The Borrower agrees that, in paying any drawing under the Standby Letter of Credit, QIP shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Standby Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither QIP nor any of its affiliates, directors, officers, employees, agents or advisors nor any of the correspondents, participants, or assignees of QIP shall be liable to the Borrower for (i) any action taken or omitted in the absence of gross negligence or willful misconduct; or (ii) the due execution, effectiveness, validity or enforceability of any document or instrument related to the Standby Letter of Credit. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of the Standby Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. QIP nor any of its affiliates, directors, officers, employees, agents or advisors nor any of the correspondents, participants or assignees of QIP shall be liable or responsible for any of the matters described in Section 3.2; provided, however, that anything in Section 3.2 to the contrary notwithstanding, the Borrower may have a claim against QIP, and QIP may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by QIP's willful misconduct or gross negligence or QIP's willful failure to pay under the Standby Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of the Standby Letter of Credit. In furtherance and not in limitation of the foregoing, QIP may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and QIP shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Standby Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                4. Expenses and Attorneys Fees. Borrower agrees to promptly pay all reasonable fees, costs and expenses (including reasonable fees of attorneys) incurred by QIP or SFM in connection with any matters arising out of the Loan Agreement and this Agreement,

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including, without limitation, any action to enforce any obligation under this
Agreement or collect any payments due from Borrower hereunder, or any action or proceeding commenced or taken by QIP to seek or secure relief from the automatic stay or from any similar or other stay in effect under the Bankruptcy Code or any other insolvency statute, procedure, or case involving the Borrower.

                5. Payments. All payments to QIP by Borrower of the obligations hereunder shall be made in same day funds and delivered by wire transfer to the following account or such other place as QIP may from time to time designate:

                        The Bank of New York
                        ABA #: 021000018
                        Account #: 8540-90-5100
                        Account Name: Natexis Bleichroeder Inc.
                        F/A/O: Quantum Industrial Partners
                        Attention: Douglas Jones

                All payments to SFM by Borrower of the obligations hereunder shall be made in same day funds and delivered by wire transfer to the following account or such other place as SFM may from time to time designate:

                        The Bank of New York
                        ABA #: 021000018
                        Account Name: Natexis Bleichroeder
                        Account #: 8540905100
                        F/A/O: Soros Fund Management LLC
                        Acct #: 3300687
                        Ref: Bluefly Standby Letter of Credit

                Borrower shall receive credit on the day of receipt for funds received by QIP or SFM, as applicable, by 5:00 p.m. New York time. In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day (as defined in the Loan Agreement). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                6.      Borrower Covenants.

                        6.1 Borrower shall comply with all laws, rules, regulations and governmental orders imposed on its business in effect now or in the future except those the noncompliance with which could not be reasonably expected to have either individually or in the aggregate a material adverse effect on Borrower.

                        6.2 Borrower shall maintain its corporate existence and all licenses required for its business.

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                        6.3     At the request of QIP, Borrower shall execute
and deliver to QIP such financing statements, documents, security agreements and reports as QIP may reasonably request to evidence, perfect the security interests granted hereunder, or otherwise implement the agreements set forth herein.

                        6.4 At QIP's request, Borrower shall provide QIP copies of all notices and reports required under the Loan Agreement at the same time such notices and reports are provided to Lender.

                7. Fees. As consideration for SFM arranging and procuring the Standby Letter of Credit, for so long as the Standby Letter of Credit remains outstanding, the Borrower shall pay to SFM a Standby Letter of Credit availability fee equal to the Standby Fee for L/C's (as determined in Section 2.18(a) of the Loan Agreement and may change from time to time) per annum (including an additional two percent (2%) per annum, as per the terms of section 2.18(a) of the Loan Agreement, if an Event of Default has occurred and is continuing) of the undrawn amount of such Standby Letter of Credit, due and payable on the Closing Date and each anniversary thereof, and nonrefundable.

                8.      Security Interest in Collateral.

                        8.1 To secure the Borrower's repayment of the Loans and Borrower's prompt, punctual, and faithful performance of any other obligations of Borrower to QIP hereunder or otherwise, the Borrower hereby grants to QIP, a continuing security interest in and to, and assigns to QIP, the Collateral.

                        8.2 Borrower will take any and all steps and observe such formalities as QIP may reasonably request from time to time to create and maintain in QIP's favor a valid and lien upon, security interest in and pledge of all of the Collateral (subject to Permitted Encumbrances and Encumbrances granted to Lender), including, without limitation, by way of filing financing statements and other notices, including, without limitation, notices with the United States Patent and Trademark Office and the United States Copyright Office and amendments and renewals thereof that may be requested by QIP to maintain such security interest in and pledge of the Collateral.

                9. Subordination. The parties hereto acknowledge that the provisions of this Agreement are subject to the terms of a Subordination and Intercreditor Agreement executed as of the date hereof between Lender and, among others, QIP (the "Subordination Agreement").

                10. Events of Default. The occurrence of any event described in this Section 10 respectively shall constitute an "Event of Default" herein. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between QIP or SFM and the Borrower and instruments and papers heretofore, now, or hereafter given QIP by the Borrower.

                        10.1 The occurrence of an Event of Default under the Loan Agreement (notwithstanding that the Lender may not have exercised all or any of its rights on account of such Event of Default).

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                        10.2    The failure by the Borrower to pay when due any
principal of, interest on, or reimbursement obligations in respect of, the Loans.

                        10.3 The failure by the Borrower to pay when due any fees payable to SFM in respect of the Standby Letter of Credit.

                        10.4 The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or agreement set forth herein within ten (10) days following the earlier of the Borrower's knowledge of a breach of any covenant or agreement or of its receipt of written notice from QIP of the breach of any of such covenants or agreements.

                        10.5 The determination by QIP that any representation or warranty at any time made by the Borrower herein to QIP was not true or complete in all material respects when given.

                        10.6 Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the determination, by the Borrower, to initiate a program of partial or total self-liquidation; application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Borrower; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of the Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of the Borrower of the liquidation or winding up of all or any part of the Borrower's business or operations.

                        10.7 The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within thirty (30) days of when filed.

                11. Rights and Remedies Upon Default. Upon the occurrence and during the continuance of any one or more of the Events of Default specified in Section 10 (each a "Default"), and subject in all cases to the terms of the Subordination Agreement:

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                        11.1    Borrower shall pay to QIP, as liquidated damages
and as part of the obligations to QIP hereunder, interest at the rate of two percent (2%) per annum above the Prime Margin Rate upon the unpaid balance of the Loans or any other fees past due to SFM in respect of the Standby Letter of Credit from the date of Default until the date of full payment of the obligations to QIP and SFM hereunder, (ii) Borrower shall pay to QIP and SFM, as applicable, all costs, disbursements, charges and expenses for the collection and enforcement of the obligations to QIP or SFM, as applicable, hereunder, for the protection and enforcement of QIP's security interest, including attorneys' fees (both in-house and outside), and for any action or proceeding commenced or taken by QIP to seek or secure relief from the automatic stay or from any similar or other stay in effect under the Bankruptcy Code or any other insolvency statute, procedure, or case involving the Borrower, all of which shall be added to and deemed part of the obligations to QIP or SFM, as applicable, hereunder, and (iii) QIP shall have the right (in addition to any other rights QIP may have under this Agreement or otherwise) without further notice to Borrower, to enforce payment of the Receivables Collateral, to settle, compromise or release (in whole or in part) any amounts owing on the Receivables Collateral, to prosecute any action, suit or proceeding with respect to the Receivables Collateral, to extend the time of payment of any and all Receivables Collateral, to make allowances and adjustments with respect thereto, to issue credits in QIP's or Borrower's name, to sell, assign and deliver the Receivable (or any part thereof) or the Inventory (or any part thereof) or any other of the Collateral and any returned, reclaimed or repossessed merchandise or other property held by QIP or by Borrower for QIP's account, at public or private sale, at broker's board, for cash, upon credit or otherwise, at QIP's sole option and discretion, and QIP may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived. Borrower agrees that the giving of ten (10) days' notice by QIP, sent by certified mail return receipt requested, postage prepaid, to the mailing address of Borrower set forth in this Agreement, designating the place and time of any public sale or the time after which any private sale or other intended disposition of the Receivables Collateral, the Inventory or any other Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by QIP to the payment of the obligations to QIP and SFM, as applicable, hereunder in such order as QIP may elect, and Borrower shall remain liable to QIP and SFM, as applicable, for any deficiency. Upon the occurrence of any Default, Borrower shall assemble all or any part of the Inventory or any other Collateral and make it available to QIP at a place to be designated by QIP, which is reasonably convenient to both parties. In addition, QIP may peaceably, by its own means or with judicial assistance, enter Borrower's or any other premises and take possession of the Inventory or any other Collateral and remove or dispose of it on Borrower's premises and Borrower agrees that Borrower will not resist or interfere with any such action. To the full extent permitted by law, Borrower hereby expressly waives demand, notice of sale (except as herein provided), advertisement of sale and redemption before sale.

                        11.2 Upon the occurrence and during the continuance of any Default, and subject in all cases to the terms of the Subordination Agreement, (i) QIP may send a notice of assignment and/or notice of QIP's security interest to any Account Debtors and thereafter QIP shall have the sole right to collect the Receivables Collateral; (ii) Borrower hereby constitutes QIP or QIP's designee as Borrower's attorney-in-fact with power to endorse Borrower's name upon any notes acceptances, checks, drafts, money orders or other evidences of payment or

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Collateral that may come into its possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivables Collateral, drafts against customers, assignments and verifications of Receivables Collateral and notices to any Account Debtor; to send verifications of Receivables Collateral; to notify Borrower to such address as QIP may designate; and to do all other acts and things necessary to carry out this Agreement. Said attorney or designee shall not be liable for any acts of omission or commission, for any error of judgment or for any mistake of fact or law, provided that QIP or its designee shall not be relieved of liability to the extent that its act, error mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable until all of the obligations to QIP hereunder then due and payable are paid in full; and (iii) QIP, without notice to or consent of Borrower, (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables Collateral or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of goods represented by any of the Receivables Collateral; and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables Collateral, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

                        11.3 Borrower shall reimburse QIP on demand for all costs of collection incurred by QIP during the continuance of a Default in efforts to enforce recovery of or realization upon the Receivables Collateral, the Inventory and any other Collateral, including, without limitation, attorneys' fees (both in-house and outside) including attorneys' fees incurred in any action or proceeding commenced or taken by QIP to seek or secure relief from the automatic stay or from any similar or other stay in effect under the Bankruptcy Code or any other insolvency statute, procedure, or case involving the Borrower. All and any fees, costs and expenses, of whatever kind and nature, including taxes of any kind, which QIP may incur in filing public notices (including, without limitation, appraisal fees and advertising costs), and the charges of any attorney whom QIP may engage in preparing and filing documents, making title or lien examinations and rendering opinion letters, as well as expenses incurred by QIP (including, without limitation, (i) all attorneys' fees (both in-house and outside) and (ii) QIP's out of pocket expenses in conducting periodic field examinations of Borrower and the Receivables Collateral, the Inventory and any other Collateral, plus QIP's prevailing per diem charge for each of its examiners in the field and office, now $750 per person per day (provided that unless a Default is continuing, Borrower shall not be liable for the expense of more than three field examinations in any year) plus all of QIP's costs, in protecting, maintaining, preserving, enforcing or foreclosing the pledge, lien and security interest granted to QIP hereunder, whether through judicial proceedings or otherwise, or recovery of or realization upon the Inventory or any other Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to QIP's transactions with Borrower, including, without limitation, actions or proceedings which may involve any Person asserting a priority or claim with respect to the Inventory or any other Collateral, shall be borne and paid for by Borrower on demand, shall constitute part of the obligations to QIP hereunder).

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                        11.4    Upon QIP's reasonable request, Borrower will, at
any time and from time to time, at Borrower's expense, deliver to QIP documents of title representing the Inventory or otherwise evidence QIP's security interest in such manner as QIP may reasonably require. Any and all assessments, taxes or other charges that may be assessed upon or payable with respect to the Inventory or any part thereof shall forthwith be paid by Borrower, and Borrower agrees that QIP, in its discretion, may effect such payment and charge the amount thereof to Borrower. Borrower further agrees that except for the pledge, lien and security interest granted to Lender pursuant to the Loan Agreement and to QIP by Borrower hereby, Borrower shall not permit the Inventory or any part thereof to otherwise become liened or encumbered nor shall Borrower grant any security interest therein to any other Person. Borrower shall not, without QIP's written consent first obtained, remove or dispose of any of the Inventory except to bona fide purchasers thereof or for shipments to Borrower at its place of business in the ordinary course of Borrower's business or as otherwise provided in this Agreement or the Loan Agreement. Borrower shall make all Inventory and all of Borrower's records pertaining thereto available to QIP for inspection during normal business hours upon reasonable prior written notice by QIP. QIP shall have the right, in QIP's discretion, after a demand is made on Borrower to pay any liens or claims upon any of the Inventory, including, without limitation, warehouse charges, dyeing, finishing and processing charges, landlords' claims, etc. and the amount of any such payment shall be obligations hereunder. QIP shall not be liable for the safekeeping of any of the Inventory or for any loss, damage or diminution in the value thereof or for any act or default of any warehouseman, carrier or other person dealing in and with said Inventory, whether as QIP's agent or otherwise, or for the collection of any proceeds thereof but the same shall at all times be at Borrower's sole risk. Prior to its sale to a bona fide purchaser or shipment to Borrower at its place of business in the ordinary course of business, Inventory shall at all times remain at the addresses specified in the Loan Agreement hereof and shall not be removed therefrom without QIP's prior written consent.

                        11.5 Nothing contained in this Section 11 or elsewhere in this Agreement shall be construed to constitute Borrower as agent of QIP for any purpose whatsoever and QIP shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that QIP's act or omission constituted gross negligence or willful misconduct). QIP shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables Collateral or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent that QIP's error, omission or delay constituted gross negligence or willful misconduct). QIP does not, by anything herein or in any assignment or otherwise, assume Borrower's obligations under any contract or agreement assigned to QIP, and QIP shall not be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

                        11.6 The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies QIP or SFM, as applicable, may have under the New York Uniform Commercial Code or other applicable law. Each of QIP and SFM, as applicable, shall have the right, in its sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Receivables Collateral,

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Inventory, or other Collateral are to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. No act, failure or delay by QIP or SFM, as applicable, shall constitute a waiver of any of its rights and remedies. No single or partial waiver by QIP or SFM, as applicable of any provision of this Agreement, or breach or default thereunder, or of any right or remedy which QIP or SFM, as applicable may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the obligations to QIP or SFM, as applicable, hereunder or the Receivables Collateral and any and all notices or demands whatsoever (except as expressly provided herein).

                12. Cash Collateral Obligation. Upon QIP's request, (i) if QIP has honored any full or partial drawing request under the Standby Letter of Credit and such drawing has resulted in a Loan pursuant to Section 3 hereof, or
(ii) if, as of the Termination Date, the Standby Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately pledge and deposit with or deliver to QIP, as Collateral for the Borrower's obligations to QIP hereunder, cash or deposit account balances in an amount equal to the face amount of the Standby Letter of Credit and all other amounts, fees, or charges due or incurred in respect thereof pursuant to documentation in form and substance reasonably satisfactory to QIP. The Borrower hereby grants to QIP, a continuing security interest in and to, and assigns to QIP, all such cash and deposit account balances as security for the obligations to QIP hereunder. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at a bank or financial institution satisfactory to QIP. The security interest held by QIP in such cash collateral to secure the Borrower's obligations to QIP hereunder shall be released upon the satisfaction of each of the following conditions: (a) the Standby Letter of Credit shall not be outstanding, (b) all obligations of the Borrower to QIP hereunder shall have been repaid in full and (c) no Default shall have occurred and be continuing.

                13. Waiver of Jury Trial; Submission to Jurisdiction. EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, THE OBLIGATIONS TO QIP OR SFM, AS APPLICABLE, HEREUNDER OR THE RECEIVABLES COLLATERAL AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE OBLIGATIONS TO QIP OR SFM, AS APPLICABLE, HEREUNDER.

                14. Miscellaneous. This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of law principles. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, but excluding those matters expressly set forth in that certain fee letter dated the date hereof and entered into contemporaneously herewith between the Borrower and SFM. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of all the parties hereto and their successors and assigns except that Borrower may not assign its rights or obligations hereunder without the prior written consent of QIP.

                            [Signature page follows.]

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                 BLUEFLY, INC.

                                                 By:    /s/ Patrick C. Barry
                                                        ------------------------
                                                 Name:  Patrick C. Barry
                                                 Title: COO and CFO


                                                 QUANTUM INDUSTRIAL PARTNERS LDC

                                                 By:    Jay A. Schoenfarber
                                                        ------------------------
                                                 Name:  Jay A. Schoenfarber
                                                 Title: Attorney-In-Fact


                                                 SOROS FUND MANAGEMENT LLC

                                                 By:    Jay A. Schoenfarber
                                                        ------------------------
                                                 Name:  Jay A. Schoenfarber
                                                 Title: Attorney-In-Fact